                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT
                        GREENPOINT MORTGAGE FUNDING, INC.

     THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of August 2005, by and between LEHMAN BROTHERS HOLDINGS, INC., a
Delaware corporation (the "Seller" or "Lehman Holdings") and GREENPOINT MORTGAGE
FUNDING, INC., a New York corporation organized under the laws of the State of
New York ("GreenPoint" or the "Servicer"), and acknowledged by LASALLE BANK
NATIONAL ASSOCIATION, a national banking association (the "Indenture Trustee"), recites and provides as follows:

                                    RECITALS

     WHEREAS, Lehman Brothers Bank, FSB ("Lehman Bank"), acquired certain revolving home equity line of credit mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

     WHEREAS, certain of these mortgage loans are currently being serviced by the Servicer pursuant to a Flow Purchase, Sale and Servicing Agreement dated as of February 3, 2004, between Lehman Bank, as the Purchaser, and the Servicer, as the seller and the servicer (for Home Equity Line of Credit (HELOC) Revolving
Credit Loans, Group No. 2005-HE3), as amended (hereinafter, the "PSSA") and annexed hereto as Exhibit B.

     WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of
August 1, 2005 (the "Assignment and Assumption Agreement") and annexed hereto as
Exhibit C, Lehman Bank has assigned all of its rights, title and interest in certain of the mortgage loans as identified on Exhibit E hereto (the "Mortgage
Loans") as well as all of its rights and obligations as purchaser under the PSSA to Lehman Holdings and Lehman Holdings has accepted such assignment.

     WHEREAS, Lehman Holdings has conveyed the Mortgage Loans to Lehman ABS
Corporation, a Delaware special purpose corporation (the "Depositor") pursuant to a Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2005 (the
"Mortgage Loan Sale and Assignment Agreement"), and the Depositor in turn has conveyed the Mortgage Loans to the Green Point Mortgage Funding Trust 2005-HE3,
(the "Issuer"), pursuant to a Transfer and Servicing Agreement dated as of
August 1, 2005 (the "Transfer and Servicing Agreement"), among the Indenture
Trustee, the Issuer, GreenPoint, as master servicer (in such capacity, together with any successor Master Servicer appointed pursuant to the provisions of the
Transfer and Servicing Agreement, the "Master Servicer") and the Depositor.

     WHEREAS, Lehman Holdings desires that the Servicer continue to service the
Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of
Lehman Holdings and the Master Servicer acting at the direction of the Insurer
(as defined in the Transfer and Servicing

Agreement) to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

     WHEREAS, Lehman Holdings and the Servicer agree that the provisions of the
PSSA shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such
Mortgage Loans remain subject to the provisions of the Transfer and Servicing
Agreement.

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Indenture Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement in accordance with the instructions of the Insurer.

     WHEREAS, Lehman Holdings and the Servicer intend that each of the Master
Servicer, the Insurer and the Indenture Trustee is an intended third party beneficiary of this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Holdings and the Servicer hereby agree as follows:

                                    AGREEMENT

     1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the PSSA incorporated by reference herein (regardless if such terms are defined in the PSSA), shall have the meanings ascribed to such terms in the Transfer and Servicing Agreement.

     2. Custodianship. The parties hereto acknowledge that U.S. Bank National
Association will act as custodian of the Serviced Mortgage Files for the
Indenture Trustee pursuant to a Custodial Agreement dated as of August 1, 2005, between U.S. Bank National Association, in its capacity as custodian thereunder and the Indenture Trustee.

     3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the PSSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the PSSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     4. Trust Cut-off Date. The parties hereto acknowledge that by operation of
Section 5.05 and Section 6.01 of the PSSA, the remittance on September 15, 2005 to the Master Servicer, for the benefit of the Trust, is to include principal due after August 1, 2005 (the "Trust Cut-off Date") plus interest, at the
Mortgage Loan Remittance Rate collected during the related Due Period, exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in Section 6.01 of the PSSA.

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     5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master
Servicer. The Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement.
The Master Servicer, acting on behalf of the Indenture Trustee, the Issuer and the Insurer, shall have the same rights as Lehman Bank under the PSSA to enforce the obligations of the Servicer under the PSSA and the term "Purchaser" as used in the PSSA in connection with any rights of the Purchaser shall refer to the
Issuer or, as the context requires, the Master Servicer acting in its capacity as agent for the Issuer, except as otherwise specified in Exhibit A hereto. The
Master Servicer acting at the direction of the Insurer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this
Agreement, which failure results in an Event of Default as provided in Article X of the PSSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of obligations of Lehman Bank under the PSSA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Transfer and Servicing Agreement.

     6. No Representations. Except as explicitly set forth herein, neither the
Servicer nor the Master Servicer shall be obligated or required to make any additional representations and warranties regarding the characteristics of the
Mortgage Loans in connection with the transactions contemplated by the Transfer and Servicing Agreement and issuance of the Notes issued pursuant thereto.

     7. Account Certifications. Within thirty (30) days of the Closing Date, the
Servicer shall provide the Master Servicer with executed copies of all certifications or letter agreements previously provided pursuant to Sections
5.04 and 5.06 of the PSSA.

     8. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Indenture Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

     All notices required to be delivered to the Master Servicer under this
Agreement shall be delivered to the Master Servicer at the following address:

          GreenPoint Mortgage Funding, Inc.
          100 Wood Hollow Drive
          Novato, California 94945
          Attention: Susan Davia
          Telephone:
          Facsimile:

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     All remittances required to be made to the Master Servicer under this
Agreement shall be made on an actual/actual basis to the following wire account:

          [Account Bank]
          ABA#:
          Account Name: GreenPoint Mortgage Funding, Inc.,
                        Master Servicing Payment Clearing Account
          Account Number:
          Beneficiary: GreenPoint Mortgage Funding, Inc.
          For further credit to: GreenPoint Mortgage Funding Trust 2005-HE3

     All notices required to be delivered to the Indenture Trustee hereunder shall be delivered to the Indenture Trustee at the following address:

          LaSalle Bank National Association
          135 S. LaSalle Street
          Suite 1625
          Chicago, Illinois 60603
          Attention: Global Securities and Trust - GreenPoint 2005-HE3
          Telephone: (312) 904-7992
          Facsimile: (312) 904-2084

     All notices required to be delivered to Lehman Holdings hereunder shall be delivered to Lehman Holdings at the following address:

          Lehman Brothers Holdings Inc.
          745 Seventh Avenue
          New York, New York 10019
          Attention: Contract Finance - Leslee Gelber
          Telephone No.: (212) 884-6292
          Facsimile: (212) 884-6450

     All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the PSSA.

     9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                                       4

     Executed as of the day and year first above written.

                                        LEHMAN BROTHERS HOLDINGS INC., as Seller

                                        By: /s/ Ellen Kiernan
                                        ----------------------------------------
                                            Name: Ellen Kiernan
                                            Title: Authorized Signatory

                                        GREENPOINT MORTGAGE FUNDING, INC.,
                                        as Servicer and as Master Servicer

                                        By: /s/ Melissa Farley
                                        ----------------------------------------
                                            Name: Melissa Farley
                                            Title: Senior Vice President

Acknowledged:

LASALLE BANK NATIONAL
   ASSOCIATION, as Indenture Trustee

By: /s/ Susan L. Abbott
----------------------------------------
    Name: Susan L. Abbott
    Title: Assistant Vice President

                                    EXHIBIT A

                            Modifications to the PSSA

1.   Unless otherwise specified herein, any provisions of the PSSA, including definitions, relating to (i) representations and warranties of the
     Purchaser, (ii) Mortgage Loan repurchase obligations, (iii) Agency Whole
     Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of
     Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the PSSA and all references to such exhibits shall also be disregarded.

2.   The definition of "Collection Account" in Article I is hereby amended in its entirety to read as follows:

          "Collection Account" means the separate trust account or accounts established and maintained pursuant to Section 5.04 which shall be entitled "GreenPoint Mortgage Funding, Inc., in trust for the Green
          Point Mortgage Funding Trust 2005-HE3"

3.   The definition of "Covered Loan" is hereby added to Article I to immediately follow the definition of "Condemnation Proceeds":

          "Covered Loan": A Revolving Credit Loan categorized as "Covered"
          pursuant to the Standard & Poor's Glossary for File Format for
          LEVELS(R) Version 5.6, Appendix E, as revised from time to time and in effect on each related Closing Date.

4.   The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

          "Custodial Agreement" means the Custodial Agreement dated August 1,
          2005, among U.S. Bank National Association, as custodian, and the
          Indenture Trustee.

5.   The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

          "Custodian": means U.S. Bank National Association, or its successor.

6.   The definition of "GNMA" is hereby added to Article I to immediately follow the definition of "Freddie Mac":

          "GNMA": The Government National Mortgage Association, or any successor thereto.

7.   The definition of "High Cost Loan" is hereby added to Article I to immediately follow the definition of "Hazardous Material":

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          "High Cost Loan": A Revolving Credit Loan classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994,
          (b) a "high cost home," "threshold," "covered," (excluding New Jersey
          "Covered Home Loans" as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a Revolving Credit Loan categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

8.   The definition of "Permitted Investments" in Article I is hereby amended in its entirety to read as follows:

          "Permitted Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Business Day preceding the Remittance Date in each month:

               (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of
          America or any agency or instrumentality of the United States of
          America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

               (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Indenture Trustee or any agent of the Indenture
          Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

               (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection
          Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an

                                      A-2

          uninsured, unsecured and unguaranteed obligation rated by each Rating
          Agency in its highest short-term rating category;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of
          America or any state thereof which have a credit rating from each
          Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency;
          provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust
          Estate to exceed 20% of the sum of the aggregate principal balance of the Revolving Credit Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

               (v) commercial paper (including both non-interest-bearing
          discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

               (vi) a Qualified GIC;

               (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities
          (which obligations are backed by the full faith and credit of the
          United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

               (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating
          Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Notes without taking into account the Policy (as defined in the Transfer and Servicing Agreement). Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the
          Indenture Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the
          Indenture Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered,
          (y) the Indenture Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived

                                      A-3

          from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

9.   The definition of "Qualified Depository" is hereby added to Article I to immediately follow the definition of "Purchaser's Account" to read as follows:

          "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's or comparable rating with other recognized rating agencies if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by
          Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii)
          Lehman Brothers Bank, FSB, a federal savings bank.

10.  The definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

          "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Collection Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

               (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating
          Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

               (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

               (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Indenture Trustee;

                                      A-4

               (d) provide that the Servicer's interest therein shall be
          transferable to any successor Servicer or the Master Servicer hereunder; and

               (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account, as the case may be, not later than the Business Day prior to any Determination
          Date.

11.  The definition of "Rating Agency" is hereby amended and restated in its entirety to read as follows:

          "Rating Agency": Moody's Investors Service, Inc. or Standard & Poor's
          Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor of the foregoing.

12.  The definition of "Remittance Date" is hereby amended and restated in its entirety to read as follows:

          "Remittance Date": The 12th day of each calendar month, commencing on the 12th day of the month following the Purchase Date, or, if such
          12th day is not a Business Day, then the next Business Day immediately preceding such 12th day.

13.  The definition of "Revolving Credit Loan" in Article I is hereby amended in its entirety to read as follows:

          "Revolving Credit Loan": An individual servicing retained Revolving
          Credit Loan which has been purchased from the Servicer by Lehman
          Brothers Bank, FSB, and is subject to this Agreement, being identified on the Revolving Credit Loan Schedule to this Agreement, which
          Revolving Credit Loan includes without limitation the Revolving Credit
          Loan documents, the Monthly Reports, Principal Prepayments,
          Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO
          Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Revolving Credit
          Loan.

14.  The definition of "Revolving Credit Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

          "Revolving Credit Loan Schedule": The schedule of Revolving Credit
          Loans setting forth certain information with respect to the Revolving
          Credit Loans purchased from the Servicer by Lehman Brothers Bank, FSB, pursuant to the PSSA, which Revolving Credit Loan Schedule is attached as Exhibit E to this Agreement.

15.  A new definition of "Sarbanes Certifying Party" is added to Article I to immediately follow the definition of "SAIF" to read as follows:

          "Sarbanes Certifying Party" means a Person who provides a
          certification required under the Sarbanes-Oxley Act of 2002 on behalf of the Issuer.

                                      A-5

16.  A new definition of "Standard & Poor's Glossary" is added to Article I to immediately follow the definition of "Specially Serviced Revolving Credit
     Loan" to read as follows:

          "Standard & Poor's Glossary": The Standard & Poor's LEVELS Glossary,
          as may be in effect from time to time.

17.  A new definition of "Transfer and Servicing Agreement" is added to Article
     I to immediately follow the definition of "Stated Principal Balance" to read as follows:

          Transfer and Servicing Agreement: The Transfer and Servicing Agreement
          dated as of August 1, 2005, among GreenPoint Mortgage Funding Trust
          2005-HE3, Lehman ABS Corporation, as depositor, GreenPoint Mortgage
          Funding, Inc., as master servicer, and LaSalle Bank National
          Association, as indenture trustee, as such may be amended or supplemented from time to time.

18.  The parties acknowledge that Section 2.02 (Delivery of Documents;
     Possession of Mortgage Files) shall be superseded by the provisions of the
     Custodial Agreement.

19.  Section 3.02 (Representations and Warranties of the Seller) is hereby amended by adding the following clause immediately following clause (sss)
     thereof:

               (ttt) Predatory Lending: No Revolving Credit Loan is a High Cost
          Loan or Covered Loan, as applicable.

               (uuu) Massachusetts Loans: No Revolving Credit Loan is a
          "High-Cost Home Mortgage Loans" as defined in the Massachusetts
          Predatory Home Loan Practices Act, which became effective November 7,
          2004.

               (vvv) Indiana Loans: No Revolving Credit Loan is a "High Cost
          Home Loans" as defined in the Indiana Home Loan Practices Act, which became effective January 1, 2005.

20.  Section 3.04 (Repurchase and Substitution) is hereby amended in its entirety to read as follows:

               It is understood and agreed that the representations and
          warranties set forth in Section 3.01 (a) through (j), (l), (m) (n),
          (o), (p), (q) and (s), Section 3.02 and Section 3.03 shall survive the ultimate sale of the Revolving Credit Loans to the Issuer and the subsequent pledge of the Revolving Credit Loans to the Indenture
          Trustee on behalf of the Noteholders and the Insurer and shall inure to the benefit of the Indenture Trustee, the Issuer, the Insurer and
          the Master Servicer. Upon discovery by either the Servicer, the Master
          Servicer, the Insurer or the Indenture Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Revolving Credit Loans, the
          Mortgaged Property or the priority of the security interest on such
          Mortgaged Property or the

                                       A-6

          interest of the Indenture Trustee or the Issuer, the party discovering such breach shall give prompt written notice to the other.

               Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 or Section 3.02 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Master
          Servicer's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor
          Servicer in accordance with Section 3.01.

               Upon discovery by the Seller, the Servicer, the Purchaser, the
          Master Servicer, the Insurer or the Indenture Trustee of a breach of any of the representations and warranties contained in Sections 3.02 and 3.03 that materially and adversely affects the value of the
          Revolving Credit Loans or the interest of the Purchaser, the Issuer, the Insurer, the Indenture Trustee or the Noteholders (as defined in the Indenture) (or that materially and adversely affects the value of the Revolving Credit Loan or the interests of the Purchaser, the
          Issuer, the Insurer, the Indenture Trustee and the Noteholders in the
          related Revolving Credit Loan, in the case of a representation or warranty relating to a particular Revolving Credit Loan), the party discovering such breach shall give prompt written notice to the others.

               The Seller shall have a period of 60 days from the earlier of either discovery by or receipt of written notice to the Seller from the Purchaser, the Issuer, the Indenture Trustee or the Insurer of any
          breach of any of the representations and warranties contained in
          Sections 3.02 or 3.03 that materially and adversely affects the value of the Revolving Credit Loan or interest of the Purchaser, the Issuer, the Insurer, the Indenture Trustee or the Noteholders (or that materially and adversely affects the interests of the Purchaser, the
          Issuer, the Insurer, the Indenture Trustee or the Noteholders in the
          related Revolving Credit Loan, in the case of a representation or warranty relating to a particular Revolving Credit Loan) within which to correct or cure such breach.

               Seller hereby covenants and agrees with respect to each Revolving
          Credit Loan conveyed by it that, if any breach relating thereto cannot be corrected or cured within the applicable cure period or such additional time, if any, as is granted by the Indenture Trustee, then
          Seller shall, at the direction of the Purchaser, the Issuer, the
          Indenture Trustee or the Insurer, repurchase the Defective Revolving
          Credit Loan at the applicable Repurchase Price. Within 10 Business
          Days following the delivery of any such written notice, the Seller shall repurchase the specified Revolving Credit Loan by paying the
          Repurchase Price therefor by wire transfer of immediately available funds directly to the Indenture Trustee for deposit to the Collection
          Account.

                                       A-7

               It is understood and agreed that the obligations of Seller and
          Servicer (a) set forth in Section 3.04 to cure any breach of Seller's representations and warranties contained in Sections 3.01, 3.02 and
          3.03 or to repurchase the Defective Revolving Credit Loan(s) and (b)
          set forth in Section 9.01 to indemnify the Purchaser, the Issuer, the
          Insurer, the Indenture Trustee and the Noteholders in connection with any breach of Seller's or Servicer's representations and warranties contained in Sections 3.01, 3.02 and 3.03 shall constitute the sole remedies of the Purchaser, the Issuer, the Indenture Trustee, the
          Insurer and the Noteholders respecting a breach of the representations and warranties.

               In addition, the Servicer shall indemnify (from its own funds)
          the Indenture Trustee, the Issuer, the Insurer and Master Servicer and
          hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.04 constitute the sole remedies of the Master Servicer, the Issuer, the Insurer and the Indenture
          Trustee respecting a breach of the foregoing representations and warranties.

               Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in
          Section 3.01 shall accrue upon (i) discovery of such breach by the
          Servicer or notice thereof by the Indenture Trustee, the Insurer or
          Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Indenture Trustee, the Insurer or the Master
          Servicer for compliance with this Agreement.

21.  Section 5.01(c) is amended and restated as follows:

               (c) The Servicer shall, in accordance with the customary and usual standards of practice of prudent mortgage servicers of variable rate open-end home equity mortgage loans, approve and make disbursements of principal in connection with Mortgagor drafts upon the Credit Line approved in connection with each Revolving Credit Loan
          (i.e., a Credit Line Advance). The Servicer shall provide to the
          Mortgagors all checks, drafts or other documentation necessary for such Mortgagors to obtain a Credit Line Advance. During the Managed
          Amortization Period and on a daily basis with respect to each Credit
          Line Advance disbursed by the Servicer and reported to the Master
          Servicer, the Servicer shall be entitled to reimbursement, from
          Principal Collections in respect of the Mortgage Loans serviced by the
          Servicer on deposit in the Collection Account, in an amount equal to the principal amount of each unreimbursed Credit Line Advance disbursed by the Servicer with respect to a Revolving Credit Loan. In the event that there are insufficient Principal Collections on deposit in the Collection Account available to reimburse the Servicer as provided in the preceding sentence (such shortfall, an "Additional
          Balance Advance Amount"), the Servicer shall deliver to the Master
          Servicer a request for reimbursement of the amount of such Additional
          Balance Advance Amount three Business Days

                                       A-8

          prior to the Remittance Date. The Master Servicer shall deliver such request to the Holder of the Class L Certificate at least two Business
          Days prior to the Remittance Date and request the Holder of the Class
          L Certificate to make an advance in the amount specified therein to the Issuer by depositing such amount in the Reserve Account. The
          Servicer shall be reimbursed for such Additional Balance Advance
          Amounts from the Reserve Account on the Payment Date next succeeding the applicable Remittance Date. During the Rapid Amortization Period,
          with respect to each Credit Line Advance disbursed by the Servicer and reported to the Master Servicer, the Holder of the Class L Certificate
          shall purchase such Credit Line Advance by depositing the amount of such Credit Line Advance into the Reserve Account and the Issuer shall remit an amount equal to the principal amount of each such Credit Line
          Advance to the Servicer using funds in the Reserve Account, in each case, in accordance with Section 2.01(b) of the Transfer and Servicing
          Agreement.

22.  Section 5.01 (Servicer to Act as Servicer; Additional Documents; Consent of
     the Purchaser) is hereby amended by deleting the first sentence of Section
     5.01(d)(iii) and replacing it with the following:

               The Servicer shall, in servicing the Revolving Credit Loans, follow and comply with the servicing guidelines established by FNMA, and the Servicer may waive, modify or vary any term of any Revolving
          Credit Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is in the best interests of the Insurer and the Noteholders (as evidenced in part by an Opinion of
          Counsel, which opinion shall not be an expense of the Issuer, the
          Indenture Trustee, the Seller or the Insurer, addressed to the
          Indenture Trustee, the Issuer, the Insurer and the Seller, to the
          effect that any such waiver, modification or variance will not (i)
          result in the imposition of the tax on "prohibited transactions" on the Issuer or contributions after the "start-up day" (as defined in the Trust Agreement) or (ii) cause any REMIC created under the Trust
          Agreement to fail to qualify as a REMIC at any time that any of the
          Notes or the Class B Certificates are outstanding) and is consistent with the terms of this Agreement; provided, however, that if the
          Mortgagor is in default with respect to the Revolving Credit Loan or such default is, in the judgment of the Servicer, imminent, the
          Servicer may permit any modification with respect to any Revolving
          Credit Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Revolving Credit
          Loan. Promptly after the execution of any assumption, modification, consolidation or extension of any Revolving Credit Loan, the servicer shall forward to the Master Servicer copies any documents evidencing such assumption, modification, consolidation or extension.

                                       A-9

23.  Section 5.05(c) is amended and restated as follows:

          (c) during the Managed Amortization Period, to reimburse itself for the amount of any Credit Line Advances made by the Servicer in accordance with Section 5.01(c) hereof, provided, however, that during the Rapid Amortization Period, notwithstanding anything to the contrary in this Agreement, in no event shall the Servicer reimburse itself for the amount of any Credit Line Advances made by the Servicer in accordance with Section 5.01(c).

24.  Section 5.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "[Servicer], in trust for the Purchaser of
     Residential Fixed and Adjustable Rate Revolving Credit Loans, Group No.
     2004-1, and various Mortgagors" in the first sentence of the first paragraph and replacing it with the following words:

          "GreenPoint Mortgage Funding, Inc., in trust for the Green Point
          Mortgage Funding Trust 2005-HE3".

25.  Section 5.12 (Management of REO Properties) is hereby amended and restated
     as follows:

               (a) If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (each, an "REO Property"), the
          Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Issuer unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC
          Provisions and any relevant proposed legislation and under applicable state law, the applicable REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC and has notified the Master Servicer of such extension being granted by providing a copy of the application and the grant of such extension to the Master Servicer. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the
          REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Issuer or if the
          Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i)
          purchase such REO Property at a price equal to the REO Property's fair market value as acceptable to the Master Servicer or (ii) auction the
          REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Issuer shall (i) sign any document prepared or delivered to it by the Servicer or (ii) take any other action, in the case of each of (i) and (ii) reasonably

                                      A-10

          requested by the Servicer, which would enable the Servicer, on behalf of the Trust, to request such grant of extension.

               (b) Notwithstanding any other provisions of this Agreement, no
          REO Property acquired by the Issuer shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Issuer in such a manner or pursuant to any terms that would: (i) cause such
          REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
          Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Issuer with respect to the imposition of any such taxes.

               (c) Prior to acceptance by the Servicer of an offer to sell any
          REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master
          Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

26.  Section 6.01 (Remittances) is hereby amended by adding the following after subsection (e) of such Section:

               All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                    [Account Information]

27.  Section 6.02 (Reporting) is hereby amended and restated as follows:

          Statements to the Master Servicer. Not later than the fifth (5th)
          Business Day of each month, the Servicer shall furnish to the Master
          Servicer (i) a monthly remittance advice in the format set forth in
          Exhibit A2 of this Agreement and a monthly defaulted loan report in the format set forth in Exhibit A1 of this Agreement (or in such other format mutually agreed to between the Servicer and the Master
          Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer. The format of this monthly reporting may be amended from time to time to the extent necessary to comply with applicable law or the terms of the Transfer and Servicing Agreement.

28.  Section 7.04 (Annual Statement as to Compliance) is hereby amended by (a)
     adding (a) prior to the first paragraph of such Section and (b) by adding the following paragraph after the first paragraph of such Section:

                                      A-11

               (b) For so long as a certificate under the Sarbanes-Oxley Act of
          2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of the Issuer, not later than no later than February 28th of each year
          (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Sarbanes Certifying Party provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Sarbanes
          Certifying Party for the benefit of the Issuer and the Sarbanes
          Certifying Party and its officers, directors and affiliates, in the form of Exhibit F hereto.

29.  Section 9.01 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:

               Section 9.01 Additional Indemnification by the Seller.

               The Servicer shall indemnify Lehman Brothers Holdings Inc., the
          Trust Estate, the Issuer, the Insurer, the Indenture Trustee, the
          Depositor and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Revolving Credit Loans in strict compliance with the terms of this Agreement (including, but not limited to its obligation to provide the certification pursuant to
          Section 7.04(b) hereunder) or for any inaccurate or misleading information provided in the certification required pursuant to Section
          7.04(b). The Servicer immediately shall notify Lehman Brothers
          Holdings Inc., the Master Servicer, the Issuer, the Insurer and the
          Indenture Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Revolving Credit
          Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed)
          the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Indenture Trustee (acting at the direction of the Insurer) in connection with such claim. The
          Servicer shall provide the Indenture Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this
          Section 9.01, and the Indenture Trustee from the assets of the Trust
          Estate promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the failure of the Servicer to service and administer the Revolving Credit Loans in strict compliance with the terms of this
          Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

30.  Section 10.01 (Events of Default) is hereby amended by changing any reference to "Purchaser" to "Master Servicer".

                                      A-12

31.  Paragraph (c) of Section 10.01 (Events of Default) is hereby amended and restated in its entirety to read as follows:

               (c) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement or, if the Servicer is also acting as Master Servicer, any covenants or agreements on the part of the Master Servicer set forth in the Transfer and Servicing
          Agreement, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the
          Purchaser; or

32.  Section 10.01 (Events of Default) is hereby further amended by adding the following subsections after subsection (l) of Section 10.01:

          (m)  With respect to the Revolving Credit Loans serviced by the
               Servicer, the Six Month Rolling Delinquency Rate (as defined in the Transfer and Servicing Agreement) for such Payment Date exceeds 4.50%; or

          (n)  Cumulative Liquidation Loss Amounts with respect to the Revolving
               Credit Loans serviced by the Servicer as a percentage of the aggregate Principal Balance of the Revolving Credit Loans
               serviced by the Servicer as of the Cut-off Date exceeds the cumulative loss percentage specified in the table below (where month 1 is the first Collection Period as defined in the Transfer and Servicing Agreement):

          ---------------------------------------------------
                       CUMULATIVE LOSS PERCENTAGE
          ---------------------------------------------------
                        Months                Cumulative Loss
          ---------------------------------------------------
          1-12.............................        1.55%
          ---------------------------------------------------
          13-24............................        2.80%
          ---------------------------------------------------
          25-36............................        4.10%
          ---------------------------------------------------
          37-48............................        5.10%
          ---------------------------------------------------
          49 and over......................        6.10%
          ---------------------------------------------------

33.  The parties hereto acknowledge that the remedies set forth in Section 10.01 may be exercised by either the Master Servicer or the Indenture Trustee on behalf of the Issuer, in each case, acting at the direction of the Insurer so long as no Insurer Default has occurred and is continuing.

34.  Section 11.01(c) (Termination) is herby amended by restating subclause (ii)
     thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

               (ii) mutual consent of the Servicer and the Master Servicer in writing, provided such termination is also acceptable to the Insurer, the Indenture Trustee and the Rating Agencies.

                                      A-13

               At the time of any termination of the Servicer pursuant to
          Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances; provided, however, in the event of a termination for cause under Section 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the
          Servicer until such amounts are received by the Trust Estate from the related Revolving Credit Loans.

35.  Section 13.07 (Amendment) is hereby amended by replacing the words "by a written instrument signed by authorized representatives of the parties"
     with "by written agreement signed by the Seller and the Purchaser" with "by written agreement by the Servicer and Lehman Brothers Holdings Inc., with the written consent of the Master Servicer, the Insurer and, the Indenture
     Trustee."

36.  Section 13.01 (Successor to Servicer) is hereby amended in its entirety to read as follows:

               Simultaneously with the termination of the Servicer's
          responsibilities and duties under this Agreement pursuant to Sections
          9.04, 10.01 or 11.01, the Master Servicer shall, in accordance with the provisions of the Transfer and Servicing Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor acceptable to the Insurer and meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's
          responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Issuer shall be subject to the approval of the
          Insurer, so long as no Insurer Default has occurred or is continuing, and if an Insurer Default has occurred or is continuing, the Master
          Servicer (if the Master Servicer is not GreenPoint), Lehman Brothers
          Holdings Inc., the Indenture Trustee and each Rating Agency (as such term is defined in the Transfer and Servicing Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Issuer, each Rating Agency must deliver to the Indenture
          Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Notes without taking into account the policy. In connection with such appointment and assumption, the
          Master Servicer or Lehman Brothers Holdings Inc., as applicable, may make such arrangements for the compensation of such successor out of payments on the Revolving Credit Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this
          Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and
          responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the

                                      A-14

          aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 13.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01, 3.02 and 3.03 and the remedies available to the Issuer, the Indenture Trustee and the Insurer under Section 3.04 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this
          Agreement.

               Within a reasonable period of time, but in no event longer than
          30 days after the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Indenture
          Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow
          Account or thereafter received with respect to the Revolving Credit
          Loans.

               Any successor appointed as provided herein shall execute,
          acknowledge and deliver to the Indenture Trustee, the Insurer, the
          Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 9.04, 10.01 or
          11.01 shall not affect any claims that the Master Servicer, the
          Issuer, the Insurer or the Indenture Trustee may have against the
          Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

               The Servicer shall deliver within three (3) Business Days of the appointment of a successor Servicer the funds in the Collection
          Account and Escrow Account and all Revolving Credit Loan Documents and
          related documents and statements held by it hereunder to the successor
          Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

               Upon a successor's acceptance of appointment as such, the
          Servicer shall notify the Indenture Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                                      A-15

               Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master
          Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

37.  Section 13.05 (Schedules and Exhibits) is hereby deleted in its entirety.

38.  Section 13.13 (Successors and Assigns) is hereby deleted in its entirety and replaced with the following:

               Acknowledgement. The Servicer hereby acknowledges that the rights of Lehman Brothers Holdings Inc. under the PSSA, as amended by this
          Agreement, will be assigned to the Depositor under the Mortgage Loan
          Sale and Assignment Agreement, will be subsequently assigned by the
          Depositor to the Issuer under the Transfer and Servicing Agreement and will be further assigned by the Issuer to the Indenture Trustee under the Indenture, and agrees that the Mortgage Loan Sale, Assignment and
          Assumption Agreement, the Transfer and Servicing Agreement and the
          Indenture will each be an assignment and assumption agreement or other assignment document required pursuant to this Section 13.13 and will constitute an assignment and assumption of the rights of Lehman
          Brothers Holdings Inc. under the PSSA to the Depositor, the Issuer and the Indenture Trustee, as applicable.

39.  Exhibit A1 of this Agreement is hereby added as the Standard Layout for
     Defaulted Monthly Loan Report.

40.  Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the
     Master Servicer, the Insurer and the Indenture Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer, the Insurer and the Indenture
     Trustee as if they were parties to this Agreement, and the Master Servicer, the Insurer and the Indenture Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the
     Master Servicer (if direction by the Master Servicer is required under this
     Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer, the Insurer and the Indenture Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Transfer and
     Servicing Agreement and of the Trust Estate pursuant to the Trust
     Agreement.

                                      A-16

                                      A-17

                                   EXHIBIT A1

                STANDARD LAYOUT FOR DEFAULTED MONTHLY LOAN REPORT

                                      A1-1



------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                  FORMAT                                                             DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

% of MI coverage            NUMBER(6,5)                                                        The percent of coverage provided by
                                                                                               the PMI company in the event of loss
                                                                                               on a defaulted loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim filed date  DATE(MM/DD/YYYY)                                                   Actual date that the claim was
                                                                                               submitted to the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy start     DATE(MM/DD/YYYY)                                                   Actual date that the bankruptcy
date                                                                                           petition is filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim amount      NUMBER(15,2)                                                       The amount of the claim that was
filed                                                                                          filed by the servicer with the PMI
                                                                                               company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge date       DATE(MM/DD/YYYY)                                                   Actual date that the Discharge Order
                                                                                               is entered in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date             DATE(MM/DD/YYYY)                                                   Actual due date of the next
                                                                                               outstanding payment amount due from
                                                                                               the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction complete    DATE(MM/DD/YYYY)                                                   Actual date that the eviction
date                                                                                           proceedings are completed by local
                                                                                               counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction start       DATE(MM/DD/YYYY)                                                   Actual date that the eviction
date                                                                                           proceedings are commenced by local
                                                                                               counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first legal date     DATE(MM/DD/YYYY)                                                   Actual date that foreclosure counsel
                                                                                               filed the first legal action as
                                                                                               defined by state statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption end       DATE(MM/DD/YYYY)                                                   Actual date that the foreclosure
date                                                                                           redemption period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy chapter          VARCHAR2(2)   7=  Chapter 7 filed    11= Chapter 11 filed          Chapter of bankruptcy filed.
                                          12= Chapter 12 filed   13= Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag             VARCHAR2(2)   Y=Active Bankruptcy    N=No Active Bankruptcy        Servicer defined indicator that
                                                                                               identifies that the property is an
                                                                                               asset in an active bankruptcy case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case Number      VARCHAR2(15)                                                       The court assigned case number of the
                                                                                               bankruptcy filed by a party with
                                                                                               interest in the property.
------------------------------------------------------------------------------------------------------------------------------------


                                      A1-2



------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                  FORMAT                                                             DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

MI claim amount paid        NUMBER(15,2)                                                       The amount paid to the servicer by
                                                                                               the PMI company as a result of
                                                                                               submitting an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds received     DATE(MM/DD/YYYY)                                                   Actual date that funds were received
date                                                                                           from the PMI company as a result of
                                                                                               transmitting an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan amount         NUMBER(10,2)                                                       Current unpaid principal balance of
                                                                                               the loan as of the date of reporting
                                                                                               to Aurora Master Servicing
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale scheduled      DATE(MM/DD/YYYY)                                                   Date that the foreclosure sale is
                                                                                               scheduled to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/dismissal       DATE(MM/DD/YYYY)                                                   Actual date that the dismissal or
granted                                                                                        relief from stay order is entered by
                                                                                               the bankruptcy court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer accepted     DATE(MM/DD/YYYY)                                                   Actual date of acceptance of an REO
                                                                                               offer.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer received     DATE(MM/DD/YYYY)                                                   Actual date of receipt of an REO
                                                                                               offer.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value           NUMBER(10,2)                                                       Value obtained typically from a BPO
                                                                                               prior to foreclosure referral not
                                                                                               related to loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value source    VARCHAR2(15)   BPO= Broker's Price   Appraisal=Appraisal           Name of vendor or management company
                                           Opinion                                             that provided the delinquency
                                                                                               valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value date      DATE(MM/DD/YYYY)                                                   Date that the delinquency valuation
                                                                                               amount was completed by vendor or
                                                                                               property management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag            VARCHAR2(2)   Y=90+ delinq. Not in FC, Bky or Loss mit             Servicer defined indicator that
                                          N=Less than 90 days delinquent                       identifies that the loan is
                                                                                               delinquent but is not involved in
                                                                                               loss mitigation, foreclosure,
                                                                                               bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------


                                      A1-3



------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                  FORMAT                                                              DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

Foreclosure flag            VARCHAR2(2)   Y=Active foreclosure   N=No active foreclosure        Servicer defined indicator that
                                                                                                identifies that the loan is involved
                                                                                                in foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense balance   NUMBER(10,2)                                                        Total of all cumulative expenses
                                                                                                advanced by the servicer for
                                                                                                non-escrow expenses such as but not
                                                                                                limited to: FC fees and costs,
                                                                                                bankruptcy fees and costs, property
                                                                                                preservation and property
                                                                                                inspections.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure attorney        DATE(MM/DD/YYYY)                                                    Actual date that the loan was
referral date                                                                                   referred to local counsel to begin
                                                                                                foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation       NUMBER(15,2)                                                        Value obtained during the
amount                                                                                          foreclosure process. Usually as a
                                                                                                result of a BPO and typically used
                                                                                                to calculate the bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation       DATE(MM/DD/YYYY)                                                    Date that foreclosure valuation
date                                                                                            amount was completed by vendor or
                                                                                                property management company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation       VARCHAR2(80) BPO= Broker's Price Opinion   Appraisal=Appraisal      Name of vendor or management company
source                                                                                          that provided the foreclosure
                                                                                                valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A transmitted      DATE(MM/DD/YYYY)                                                    Actual date that the FHA 27011A
date                                                                                            claim was submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011B transmitted      DATE(MM/DD/YYYY)                                                    Actual date that the FHA 27011B
date                                                                                            claim was submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case number     VARCHAR2(15)                                                        Number that is assigned individually
                                                                                                to the loan by either HUD or VA at
                                                                                                the time of origination. The number
                                                                                                is located on the Loan Guarantee
                                                                                                Certificate (LGC) or the Mortgage
                                                                                                Insurance Certificate (MIC).
------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds received   DATE(MM/DD/YYYY)                                                    Actual date that funds were received
date                                                                                            from HUD as a result of transmitting
                                                                                                the 27011A claim.
------------------------------------------------------------------------------------------------------------------------------------


                                      A1-4



------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                  FORMAT                                                              DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

Foreclosure actual sale     DATE(MM/DD/YYYY)                                                    Actual date that the foreclosure
date                                                                                            sale was held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan number        VARCHAR2(15)                                                        Individual number that uniquely
                                                                                                identifies loan as defined by
                                                                                                servicer.
------------------------------------------------------------------------------------------------------------------------------------
Loan type                   VARCHAR2(2)   1=FHA Residential        2=VA Residential             Type of loan being serviced
                                          3=Conventional w/o PMI   4=Commercial                 generally defined by the existence
                                          5=FHA Project            6=Conventional w/PMI         of certain types of insurance (i.e.:
                                          7=HUD 235/265            8=Daily Simple Interest      FHA, VA, conventional insured,
                                          9=Farm Loan              Loan                         conventional uninsured, SBA, etc.)
                                          S=Sub prime              U=Unknown
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval date      DATE(MM/DD/YYYY)                                                    The date determined that the
                                                                                                servicer and mortgagor agree to
                                                                                                pursue a defined loss mitigation
                                                                                                alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag               VARCHAR2(2)   Y= Active loss mitigation   N=No active loss          Servicer defined indicator that
                                                                      mitigation                identifies that the loan is involved
                                                                                                in completing a loss mitigation
                                                                                                alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal date       DATE(MM/DD/YYYY)                                                    The date that the mortgagor is
                                                                                                denied loss mitigation alternatives
                                                                                                or the date that the loss mitigation
                                                                                                alternative is completed resulting
                                                                                                in a current or liquidated loan.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit type               VARCHAR2(2)   L= Loss Mitigation          LT=Litigation pending     The defined loss mitigation
                                          NP=Pending non-performing   CH=Charge off             alternative identified on the loss
                                          sale                                                  mit approval date.
                                          DI=Deed in lieu             FB=Forbearance plan
                                          MO=Modification             PC=Partial claim
                                          SH=Short sale               VA=VA refunding
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value              NUMBER(10,2)                                                        Value obtained typically from a BPO
                                                                                                prior to foreclosure sale intended
                                                                                                to aid in the completion of loss
                                                                                                mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value date         DATE(MM/DD/YYYY)                                                    Name of vendor or management company
                                                                                                that provided the loss mitigation
                                                                                                valuation amount.
------------------------------------------------------------------------------------------------------------------------------------


                                      A1-5



------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                  FORMAT                                                              DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

Loss mit value source       VARCHAR2(15)   BPO= Broker's Price Opinion   Appraisal=Appraisal    Date that the lost mitigation
                                                                                                valuation amount was completed
                                                                                                by vendor or property management
                                                                                                company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate number       VARCHAR2(15)                                                        A number that is assigned
                                                                                                individually to the loan by the
                                                                                                PMI company at the time of
                                                                                                origination. Similar to the VA
                                                                                                LGC/FHA Case Number in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost                   NUMBER(7,7)                                                         The current premium paid to the
                                                                                                PMI company for Lender Paid
                                                                                                Mortgage Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status            VARCHAR2(1)   O=Owner occupied   T=Tenant occupied                  The most recent status of the
                                          U=Unknown          V=Vacant                           property regarding who if anyone
                                                                                                is occupying the property.
                                                                                                Typically a result of a routine
                                                                                                property inspection.
------------------------------------------------------------------------------------------------------------------------------------
First Vacancy date/         DATE(MM/DD/YYYY)                                                    The date that the most recent
Occupancy status date                                                                           occupancy status was determined.
                                                                                                Typically the date of the most
                                                                                                recent property inspection.
------------------------------------------------------------------------------------------------------------------------------------
Original loan amount        NUMBER(10,2)                                                        Amount of the contractual
                                                                                                obligations (i.e.: note and
                                                                                                mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------------
Original value amount       NUMBER(10,2)                                                        Appraised value of property as of
                                                                                                origination typically determined
                                                                                                through the appraisal process.
------------------------------------------------------------------------------------------------------------------------------------
Origination date            DATE(MM/DD/YYYY)                                                    Date that the contractual
                                                                                                obligations (i.e.: note and
                                                                                                mortgage/deed of trust) of the
                                                                                                mortgagor was executed.
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds received   DATE(MM/DD/YYYY)                                                    Actual date that funds were received
date                                                                                            from HUD as a result of transmitting
                                                                                                the 27011B claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due date      DATE(MM/DD/YYYY)                                                    The post petition due date of a loan
                                                                                                involved in a chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------


                                      A1-6



------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                  FORMAT                                                              DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

Property condition          VARCHAR2(2)   1=Excellent   2=Good                                  Physical condition of the property
                                          3=Average     4=Fair                                  as most recently reported to the
                                          5=Poor        6=Very poor                             servicer by vendor or property
                                                                                                management company.
------------------------------------------------------------------------------------------------------------------------------------
Property type               VARCHAR2(2)       1=Single family          2=Town house             Type of property secured by mortgage
                            3=Condo           4=Multifamily            5=Other                  such as: single family, 2-4 unit,
                            6=Prefabricated   B=Commercial             C=Land only              etc.
                            7=Mobile home     U=Unknown                D=Farm
                            A=Church          P=PUD                    R=Row house
                            O=Co-op           M=Manufactured housing   24=2-4 family
                            CT=Condotel       MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------
Reason for default          VARCHAR2(3)   001=Death of principal     02=Illness of principal    Cause of delinquency as identified
                                              mtgr                      mtgr                    by mortgagor.
                               003=Illness of mtgr's family member
                               004=Death of mtgr's family member     005=Marital difficulties
                               006=Curtailment of income             007=Excessive
                                                                         obligations
                               008=Abandonment of property           009=Distant employee
                                                                         transfer
                               011=Property problem                  012=Inability to sell
                                                                         property
                               013=Inability to rent property        014=Military service
                               015=Other                             016=Unemployment
                               017=Business failure                  019=Casualty loss
                               022=Energy-Environment costs          023=Servicing problems
                               026=Payment adjustment                027=Payment dispute
                               029=Transfer ownership pending        030=Fraud
                               031=Unable to contact borrower        INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired value          NUMBER(10,2)                                                        The projected value of the property
                                                                                                that is adjusted from the "as is"
                                                                                                value assuming necessary repairs
                                                                                                have been made to the property as
                                                                                                determined by the vendor/property
                                                                                                management company.
------------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment   NUMBER(15,2)                                                        The most recent listing/pricing
amount                                                                                          amount as updated by the servicer
                                                                                                for REO properties.
------------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment   DATE(MM/DD/YYYY)                                                    The most recent date that the
date                                                                                            servicer advised the agent to make
                                                                                                an adjustment to the REO listing
                                                                                                price.
------------------------------------------------------------------------------------------------------------------------------------


                                      A1-7



------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                  FORMAT                                                              DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

REO value (as is)           NUMBER(10,2)                                                        The value of the property without
                                                                                                making any repairs as determined by
                                                                                                the vendor/property management
                                                                                                company.
------------------------------------------------------------------------------------------------------------------------------------
REO actual closing date     DATE(MM/DD/YYYY)                                                    The actual date that the sale of the
                                                                                                REO property closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag                    VARCHAR2(7)   Y=Active REO   N=No active REO                        Servicer defined indicator that
                                                                                                identifies that the property is now
                                                                                                Real Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original list date      DATE(MM/DD/YYYY)                                                    The initial/first date that the
                                                                                                property was listed with an agent as
                                                                                                an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original list price     NUMBER(15,2)                                                        The initial/first price that was
                                                                                                used to list the property with an
                                                                                                agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales proceeds      NUMBER(10,2)                                                        The actual REO sales price less
                                                                                                closing costs paid. The net sales
                                                                                                proceeds are identified within the
                                                                                                HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price             NUMBER(10,2)                                                        Actual sales price agreed upon by
                                                                                                both the purchaser and servicer as
                                                                                                documented on the HUD1 settlement
                                                                                                statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled close date    DATE(MM/DD/YYYY)                                                    The date that the sale of the REO
                                                                                                property is scheduled to close
                                                                                                escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date              DATE(MM/DD/YYYY)                                                    Date that the vendor or management
                                                                                                company completed the valuation of
                                                                                                the property resulting in the REO
                                                                                                value (as is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source            VARCHAR2(15)   BPO= Broker's Price Opinion   Appraisal=Appraisal    Name of vendor or management company
                                                                                                that provided the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
Repay first due date        DATE(MM/DD/YYYY)                                                    The due date of the first scheduled
                                                                                                payment due under a forbearance or
                                                                                                repayment plan agreed to by both the
                                                                                                mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------


                                      A1-8



------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                  FORMAT                                                              DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

Repay next due date         DATE(MM/DD/YYYY)                                                    The due date of the next outstanding
                                                                                                payment due under a forbearance or
                                                                                                repayment plan agreed to by both the
                                                                                                mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan                  DATE(MM/DD/YYYY)                                                    The servicer defined date upon which
broken/reinstated/closed                                                                        the servicer considers that the plan
date                                                                                            is no longer in effect as a result
                                                                                                of plan completion or mortgagor's
                                                                                                failure to remit payments as
                                                                                                scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan created date     DATE(MM/DD/YYYY)                                                    The date that both the mortgagor and
                                                                                                servicer agree to the terms of a
                                                                                                forbearance or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number             NUMBER(9)                                                           Individual number that uniquely
                                                                                                identifies loan as defined by Aurora
                                                                                                Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow balance/advance      NUMBER(10,2)                                                        The positive or negative account
balance                                                                                         balance that is dedicated to payment
                                                                                                of hazard insurance, property taxes,
                                                                                                MI, etc. (escrow items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval letter       DATE(MM/DD/YYYY)                                                    The actual date that the title
received date                                                                                   approval was received as set forth
                                                                                                in the HUD title approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package HUD/VA        DATE(MM/DD/YYYY)                                                    The actual date that the title
date                                                                                            package was submitted to either HUD
                                                                                                or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim funds received     DATE(MM/DD/YYYY)                                                    The actual date that funds were
date                                                                                            received by the servicer from the VA
                                                                                                for the expense claim submitted by
                                                                                                the servicer.
------------------------------------------------------------------------------------------------------------------------------------
VA claim submitted date     DATE(MM/DD/YYYY)                                                    The actual date that the expense
                                                                                                claim was submitted by the servicer
                                                                                                to the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds received     NUMBER(15,2)                                                        The amount of funds received by the
amount                                                                                          servicer from VA as a result of the
                                                                                                specified bid.
------------------------------------------------------------------------------------------------------------------------------------


                                      A1-9



------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                  FORMAT                                                             DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

VA first funds received     DATE(MM/DD/YYYY)                                                   The date that the funds from the
date                                                                                           specified bid were received by the
                                                                                               servicer from the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted date       DATE(MM/DD/YYYY)                                                   Actual date that the Notice of
                                                                                               Election to Convey was submitted to
                                                                                               the VA.
------------------------------------------------------------------------------------------------------------------------------------
Zip Code                    VARCHAR2(5)                                                        US postal zip code that corresponds
                                                                                               to property location.
------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency status     VARCHAR2(3)           09=Forbearance           17=Preforeclosure   The code that is electronically
code                        24=Drug seizure       26=Refinance                sale             reported to FNMA by the servicer that
                            28=Modification       29=Charge-off            27=Assumption       reflects the current defaulted status
                            31=Probate            32=Military indulgence   30=Third-party      of a loan.(i.e.: 65, 67, 43 or 44)
                            44=Deed-in-lieu       49=Assignment               sale
                            62=VA no-bid          63=VA Refund             43=Foreclosure
                            65=Ch. 7 bankruptcy   66=Ch. 11 bankruptcy     61=Second lien
                                                                              considerations
                                                                           64=VA Buydown
                                                                           67=Ch. 13
                                                                              bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency reason     VARCHAR2(3)   001=Death of principal    002=Illness of principal   The code that is electronically
code                                          mtgr                      mtgr                   reported to FNMA by the servicer that
                            003=Illness of mtgr's family     004=Death of mtgr's family        describes the circumstance that
                                member                           member                        appears to be the primary
                            005=Marital difficulties         006=Curtailment of income         contributing factor to the
                            007=Excessive obligations        008=Abandonment of property       delinquency.
                            009=Distant employee transfer    011=Property problem
                            012=Inability to sell property   013=Inability to rent property
                            014=Military service             015=Other
                            016=Unemployment                 017=Business failure
                            019=Casualty loss                022=Energy-Environment costs
                            023= Servicing problems          026= Payment adjustment
                            027=Payment dispute              029=Transfer ownership pending
                            030=Fraud                        031=Unable to contact borrower
                            INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
Suspense balance            NUMBER(10,2)                                                       Money submitted to the servicer,
                                                                                               credited to the mortgagor's account
                                                                                               but not allocated to principal,
                                                                                               interest, escrow, etc.
------------------------------------------------------------------------------------------------------------------------------------
Restricted escrow balance   NUMBER(10,2)                                                       Money held in escrow by the mortgage
                                                                                               company through completion of repairs
                                                                                               to property.
------------------------------------------------------------------------------------------------------------------------------------


                                      A1-10



------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD                  FORMAT                                                             DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

Investor number             NUMBER (10,2)                                                      Unique number assigned to a group of
                                                                                               loans in the servicing system.
------------------------------------------------------------------------------------------------------------------------------------


                                      A1-11

                                   EXHIBIT A2

                        FORM OF MONTHLY REMITTANCE ADVICE



FIELD NAME    DESCRIPTION                                                FORMAT
----------    -----------                                                -------

INVNUM        INVESTOR LOAN NUMBER                                       Number no decimals
SERVNUM       SERVICER LOAN NUMBER, REQUIRED                             Number no decimals
BEGSCHEDBAL   BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                Number two decimals
              BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
              REQUIRED
SCHEDPRIN     SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED         Number two decimals
              ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
              REQUIRED, .00 IF NO COLLECTIONS
CURT1         CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                Number two decimals
CURT1DATE     CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
CURT1ADJ      CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE            Number two decimals
CURT2         CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                Number two decimals
CURT2DATE     CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
CURT2ADJ      CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE            Number two decimals
LIQPRIN       PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE       Number two decimals
OTHPRIN       OTHER PRINCIPAL, .00 IF NOT APPLICABLE                     Number two decimals
PRINREMIT     TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE   Number two decimals
INTREMIT      NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,               Number two decimals
              .00 IF NOT APPLICABLE
TOTREMIT      TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE             Number two decimals
ENDSCHEDBAL   ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED           Number two decimals
              ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL     ENDING TRIAL BALANCE                                       Number two decimals
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE    ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT          DD-MMM-YY
ACTCODE       60 IF PAIDOFF, BLANK IF NOT APPLICABLE                     Number no decimals
ACTDATE       ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
INTRATE       INTEREST RATE, REQUIRED                                    Number seven decimals
                                                                         Example .0700000 for 7.00%
SFRATE        SERVICE FEE RATE, REQUIRED                                 Number seven decimals
                                                                         Example .0025000 for .25%
PTRATE        PASS THRU RATE, REQUIRED                                   Number seven decimals
                                                                         Example .0675000 for 6.75%
PIPMT         P&I CONSTANT, REQUIRED                                     Number two decimals
              .00 IF PAIDOFF


                                      A2-1

                                    EXHIBIT B

         Flow Mortgage Loan Purchase, Warranties and Servicing Agreement

                   [On file with Mayer, Brown, Rowe & Maw LLP]

                                      B-1

                                    EXHIBIT C

                       Assignment and Assumption Agreement

                   [On File with Mayer, Brown, Rowe & Maw LP]

                                      C-1

                                    EXHIBIT D

                                   [Reserved]

                                      D-1

                                    EXHIBIT E

                             Mortgage Loan Schedule

          [To be retained in separate files at New York, NY offices of
                          Mayer, Brown, Rowe & Maw LLP]

                                      E-1

                                    EXHIBIT F

                                                                          [Date]

Lehman ABS Corporation
745 Seventh Avenue
New York, New York 10019
Attention: Mortgage Finance LABS 2005-1

[Master Servicer]

     Reference is made to the Reconstituted Servicing Agreement dated as of
August 1, 2005 (the "Agreement"), by and between Lehman Brothers Holdings Inc.
(the "Seller"), and GreenPoint Mortgage Funding, Inc., as servicer (the
"Servicer"), and LaSalle Bank National Association, as indenture trustee (the
"Indenture Trustee"). I, [identify the certifying individual], a [title] of the
Servicer, hereby certify to the Master Servicer and Lehman ABS Corporation (the
"Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.   I have reviewed the information required to be delivered to the Master
     Servicer pursuant to the Agreement (the "Servicing Information").

2.   Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3.   Based on my knowledge, the Servicing Information has been provided to the
     Master Servicer when and as required under the Agreement; and

4.   I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual
     Report, fulfilled its obligations under this Agreement.

                                        GREENPOINT MORTGAGE FUNDING, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                      F-1